BRIGHTHOUSE FUNDS TRUST I
SUPPLEMENT DATED FEBRUARY 28, 2025
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH
DATED APRIL 29, 2024, AS SUPPLEMENTED
Brighthouse Small Cap Value Portfolio
The Board of Trustees of Brighthouse Funds Trust I has approved the termination of Delaware Investments Fund Advisers (“DIFA”) as subadviser to the Brighthouse Small Cap Value Portfolio (the “Portfolio”), effective March 1, 2025. In connection with the termination, Brighthouse Investment Advisers, LLC will reallocate the Portfolio’s assets managed by DIFA to Allspring Global Investments, LLC (“Allspring”), a current Portfolio subadviser. Effective March 1, 2025, Allspring will serve as the sole subadviser to the Portfolio. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to DIFA as a subadviser to the Portfolio in their forms and communications until such documents can be revised.
Accordingly, effective March 1, 2025, the Portfolio’s Summary Prospectus, Prospectus and SAI are revised as follows:
In the Summary Prospectus, Prospectus and SAI, all references to, and information regarding, DIFA are deleted in their entirety.
In the Summary Prospectus and Prospectus, all references to “the Subadvisers” and “each Subadviser” are changed to “the Subadviser.”
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE